Exhibit 99.1

Commercial Bancgroup, Inc. Announces Results for the Second Quarter 2026

HARROGATE, TN –July 27, 2026 – Commercial Bancgroup, Inc. (“Commercial” or the “Company”) (Nasdaq: CBK), the parent company of Commercial Bank (the “Bank”), today announced net income of $10.2 million, or $0.75 per common share, for the second quarter of 2026, compared to net income of $8.9 million, or $0.73 per common share, for the second quarter of 2025. Core (net of any one-time adjustments) net income was $10.2 million, or $0.75 per common share, for the second quarter of 2026, compared to core net income of $9.1 million, or $0.75 per common share, for the second quarter of 2025.

Prior to Commercial’s initial public offering (“IPO”) of its common stock in October 2025, Commercial had three classes of common stock outstanding: common stock, Class B common stock, and Class C common stock. On September 18, 2025, Commercial’s charter was amended and restated. The Company’s amended and restated charter provided for, among other things:

●	effective upon the filing of the amended and restated charter, the reclassification and conversion of (i) each outstanding share of Class B common stock into 1.15 shares of common stock and (ii) each outstanding share of Class C common stock into 1.05 shares of common stock (collectively, the “Stock Reclassification”); and

●	effective immediately following the Stock Reclassification, a 250-for-1 forward stock split in respect of the outstanding shares of our common stock (the “Stock Split”).

Our financial statements, including earnings per share and book value per share, reflect the stock Reclassification and Stock Split retroactively. Because the IPO occurred after September 30, 2025, the financial impacts of the IPO are reflected for the fourth quarter of 2025 in the financial statements presented in this press release.

Second Quarter 2026 Performance Highlights:

●	Net income of $10.2 million or $0.75 per common share; Core net income of $10.2 million or $0.75 per common share (see non-GAAP reconciliation)

●	Return on average assets (“ROAA”) of 1.78%; Core ROAA of 1.78% (see non-GAAP reconciliation)

●	Return on average equity (“ROAE”) of 13.73%; Core ROAE of 13.73% (see non-GAAP reconciliation)

●	Return on average tangible common equity (“ROATCE”) of 14.26%; Core ROATCE of 14.26% (see non-GAAP reconciliation)

●	Net interest margin of 4.06%, an increase of 18 basis points from the first quarter of 2026

●	Core efficiency ratio of 44.99% (see non-GAAP reconciliation)

●	Loans outstanding net of deferred fees and discounts increased $48.4 million during the quarter, or 2.6% from the first quarter of 2026

●	Book value per share increased $0.66, or 3.1%, to $22.09 and tangible book value per share increased $0.68, or 3.3%, to $21.28 at June 30, 2026 from $21.43 and $20.60, respectively, at March 31, 2026 (see non-GAAP reconciliation)

●	Net charge-offs to average loans of 0.00% and nonperforming assets to total assets of 0.31%

Year-To-Date Highlights:

●	Net income of $19.8 million or $1.44 per common share for the six months ended June 30, 2026, compared to $17.6 million or $1.44 per common share for the six months ended June 30, 2025

●	ROAA of 1.72% for the six months ended June 30, 2026, compared to 1.55% for the six months ended June 30, 2025

●	ROAE of 13.48% for the six months ended June 30, 2026, compared to 15.71% for the six months ended June 30, 2025

●	Total operating revenue of $47.2 million for the six months ended June 30, 2026, compared to $44.1 million for the six months ended June 30, 2025

●	Non-interest expense of $22.0 million for the six months ended June 30, 2026, compared to $21.3 million for the six months ended June 30, 2025

●	Book value per share of $22.09 as of June 30, 2026, compared to $19.22 as of June 30, 2025

●	Tangible book value per share of $21.28 as of June 30, 2026, compared to $18.22 as of June 30, 2025 (see non-GAAP reconciliation)

●	Core efficiency ratio of 45.2% for the six months ended June 30, 2026, compared to 47.7% for the six months ended June 30, 2025 (see non-GAAP reconciliation)

Balance Sheet Trends

Total assets were $2.4 billion as of June 30, 2026, compared to $2.3 billion as of June 30, 2025.

Loans outstanding net of deferred fees and discounts were $1.9 billion as of June 30, 2026, an increase of $149.0 million, or 8.3%, from June 30, 2025.

As of June 30, 2026, the Bank exceeded the minimum requirements to be well-capitalized for bank regulatory purposes, with a total risk-based capital ratio of 14.0%, a Tier 1 risk-based capital ratio of 13.0%, a common equity Tier 1 capital ratio of 13.0%, and a Tier 1 leverage ratio of 11.6%.

Total deposits were $1.9 billion as of June 30, 2026, an increase of $21.9 million, or 1.2%, from June 30, 2025.

Noninterest bearing demand deposits increased $12.7 million, or 3.0%, to $428.4 million as of June 30, 2026, from $415.7 million as of June 30, 2025.

Non-brokered deposits were $1.8 billion as of June 30, 2026, an increase of $91.8 million, or 5.3%, from June 30, 2025. This increase was primarily driven by normal customer business cycles and deposit growth.

Asset quality declined slightly with nonperforming assets to total assets of 0.31% as of June 30, 2026 as compared to 0.30% as of June 30, 2025. The allowance for credit losses to total loans decreased to 0.96% as of June 30, 2026 from 1.00% as of June 30, 2025.

Net Income Before Income Taxes

Net income before income taxes was $12.9 million for the three months ended June 30, 2026, an increase of $1.3 million, or 11.6%, from the three months ended June 30, 2025. The increase was primarily the result of an increase in net interest income after provision for credit losses of $1.1 million or 5.3% and an increase in non-interest income of $0.4 million or 19.2%.

These increases were offset by an increase of noninterest expense of $0.1 million or 1.4%.

Non-Interest Income

Non-interest income was $2.7 million for the three months ended June 30, 2026, an increase of $0.4 million, or 19.2%, as compared to the three months ended June 30, 2025. This increase was primarily due to an increase in customer service and ATM fees.

About Commercial Bancgroup, Inc.

Commercial Bancgroup, Inc. is a bank holding company headquartered in Harrogate, Tennessee. Through our wholly owned subsidiary, Commercial Bank, a Tennessee state-chartered bank, we offer a suite of traditional consumer and commercial banking products and services to businesses and individuals in select markets in Kentucky, North Carolina, and Tennessee. More information about Commercial can be found on its website at www.cbtn.com.

Commercial Bancgroup, Inc.

Financial Tables

Financial Highlights (unaudited)	Table 1A

	For the Three Months Ended					As of and for the Six Months Ended
(dollars in thousands except per share amounts)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Selected Operating Data:
Interest and Dividend Income	$30,154	$29,463	$29,958	$30,021	$30,859	$59,617	$61,625
Interest Expense	8,639	8,985	9,148	9,799	10,800	17,624	22,226
Net Interest Income	21,515	20,478	20,810	20,222	20,059	41,993	39,399
Provision for Credit Losses	399	122	463	-	-	521	-
Net Interest Income After Provision for Credit Losses	21,116	20,356	20,347	20,222	20,059	41,472	39,399
Noninterest Income	2,650	2,591	2,667	2,626	2,224	5,241	4,667
Noninterest Expense	10,872	11,087	10,623	10,552	10,725	21,959	21,306
Income Before Income Taxes	12,894	11,860	12,391	12,296	11,558	24,754	22,760
Provision for Income Taxes	2,678	2,326	2,224	2,829	2,658	5,004	5,168
Net Income	10,216	9,534	10,167	9,467	8,900	19,750	17,592
Less: Net Income Attributable to Noncontrolling Interest	-	-	-	-	-	-	-
Net Income attributable to Commercial Bancgroup, Inc.	10,216	9,534	10,167	9,467	8,900	19,750	17,592
Add: Non-recurring Expense Net of Taxes	-	470	-	-	226	470	231
Core Net Income (1)	10,216	10,004	10,167	9,467	9,126	20,220	17,823

(1)	Considered non-GAAP financial measure - See “Non-GAAP Financial Measures” and reconciliation of non-GAAP financial measures at table 10

Financial Highlights (unaudited)

	For the Three Months Ended					As of and for the Six Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Share and Per Share Data:
Basic earnings per share	$0.75	$0.70	$0.74	$0.77	$0.73	$1.44	$1.44
Diluted earnings per share	$0.74	$0.70	$0.74	$0.77	$0.73	$1.44	$1.44
Core (net of any one-time adjustments) net income per share (1)	$0.75	$0.73	$0.74	$0.77	$0.75	$1.48	$1.46
Book value per share	$22.09	$21.43	$20.83	$20.03	$19.22	$22.09	$19.22
Tangible book value per share (1)	$21.28	$20.60	$19.98	$19.05	$18.22	$21.28	$18.22
Shares of common stock outstanding	13,701,270	13,697,987	13,697,987	12,239,644	12,239,644	13,701,270	12,239,644
Weighted average common shares outstanding	13,700,296	13,697,987	13,697,987	12,239,644	12,239,644	13,699,148	12,188,624
Weighted average diluted shares outstanding	13,722,727	13,712,162	13,704,030	12,240,568	12,239,644	13,721,579	12,188,624

(1)	Considered non-GAAP financial measure - See “Non-GAAP Financial Measures” and reconciliation of non-GAAP financial measures at table 10

Financial Highlights (unaudited)

	As of and for the Three Months Ended					As of and for the Six Months Ended
(dollars in thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Selected Balance Sheet Data:
Total assets	$2,376,584	$2,328,789	$2,291,455	$2,214,408	$2,262,511	$2,376,584	$2,262,511
Securities available-for-sale at fair value	38,553	42,175	43,137	29,556	30,113	38,553	30,113
Securities held-to-maturity, at carrying value, net of allowance for credit losses	94,343	96,387	97,728	131,915	157,452	94,343	157,452
Loans outstanding net of deferred fees and discounts	1,940,536	1,892,174	1,873,533	1,767,193	1,791,516	1,940,536	1,791,516
Allowance for credit losses	18,722	18,329	18,096	17,942	17,989	18,722	17,989
Goodwill and other intangible assets	12,012	12,392	12,767	13,149	13,546	12,012	13,546
Total deposits	1,873,172	1,892,217	1,815,734	1,780,634	1,851,248	1,873,172	1,851,248
Core deposits (1)	1,709,887	1,744,967	1,663,931	1,630,897	1,628,181	1,709,887	1,628,181
Other borrowings	175,817	118,248	166,838	162,760	148,509	175,817	148,509
Total Shareholders’ equity	302,618	293,518	285,344	245,153	235,268	302,618	235,268

(1)	Considered non-GAAP financial measure - See “Non-GAAP Financial Measures” and reconciliation of non-GAAP financial measures at table 10

Financial Highlights (unaudited)	Table 1B

	As of and for the Three Months Ended					As of and for the Six Months Ended
(dollars in thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Performance Ratios:
Pre-tax pre-provision net income (PPNI) (1)	$13,293	$11,982	$12,854	$12,296	$11,558	$25,275	$22,760
Return on average assets (ROAA)	1.78	1.66	1.81	1.74	1.57	1.72	1.55
Return on average equity (ROAE)	13.73	13.22	15.46	15.81	15.57	13.48	15.71
Core return on average assets (ROAA)(1)	1.78	1.74	1.81	1.74	1.62	1.76	1.57
Return on average tangible common equity (ROATCE) (1)	14.26	13.76	16.40	16.65	16.43	14.02	16.94
Net interest rate spread	3.44	3.27	3.34	3.32	3.11	3.35	3.07
Net interest margin	4.06	3.88	4.01	4.02	3.84	3.97	3.73
Cost of Funds	1.75	1.82	1.88	2.07	2.18	1.78	2.21
Efficiency ratio	44.99	48.06	45.25	46.18	48.13	46.49	48.35
CORE efficiency ratio (1)	44.99	45.45	45.25	46.18	46.78	45.21	47.65
Noninterest income to average assets	0.46	0.45	0.47	0.48	0.39	0.46	0.41
Noninterest expense to average assets	1.89	1.93	1.87	1.94	1.91	1.91	1.88
Average interest-earning assets to average interest-bearing liabilities	1.38	1.36	1.38	1.36	1.31	1.37	1.31
Average equity to average total assets	0.13	0.13	0.12	0.11	0.10	0.13	0.10

(1)	Considered non-GAAP financial measure - See “Non-GAAP Financial Measures” and reconciliation of non-GAAP financial measures at table 10

Financial Highlights (unaudited)

	As of and for the Three Months Ended					As of and for the Six Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Asset Quality Data:
Net charge-offs to average loans	0.00%	0.01%	0.01%	0.00%	0.01%	-0.01%	0.01%
Total allowance for credit losses to total loans	0.96%	0.97%	0.97%	1.02%	1.00%	0.96%	1.00%
Total allowance for credit losses to nonperforming loans	281%	313%	290%	333%	307%	281%	307%
Nonperforming loans to gross loans	0.34%	0.31%	0.33%	0.31%	0.33%	0.34%	0.33%
Nonperforming assets to total assets	0.31%	0.28%	0.28%	0.27%	0.30%	0.31%	0.30%

Financial Highlights (unaudited)

	As of and for the Three Months Ended					As of and for the Six Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Balance Sheet and Capital Ratios (Commercial Bancgroup, Inc.):
Loan-to-deposit ratio	102.60%	99.03%	102.19%	98.24%	95.80%	102.60%	95.80%
Noninterest bearing deposits to total deposits	22.87%	21.22%	21.91%	22.39%	22.53%	22.87%	22.53%
Total shareholders’ equity to total assets	12.73%	12.60%	12.45%	11.07%	10.40%	12.73%	10.40%
Tangible common equity to tangible assets (1)	12.33%	12.18%	12.01%	10.59%	9.92%	12.33%	9.92%
Tier 1 leverage ratio	12.70%	12.32%	12.19%	11.03%	10.22%	12.70%	10.22%
Common equity tier 1 ratio	14.55%	14.73%	14.99%	12.83%	12.26%	14.55%	12.26%
Total risk-based capital ratio	15.48%	15.68%	15.96%	14.12%	13.55%	15.48%	13.55%
Other
Number of branches	34	34	34	34	34	34	34
Number of full-time equivalent employees	293	287	287	287	289	293	289

(1)	Considered non-GAAP financial measure - See “Non-GAAP Financial Measures” and reconciliation of non-GAAP financial measures at table 10

Quarter End Balance Sheets (unaudited)	Table 2

(dollars in thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Assets
Cash and due from banks	$161,327	$151,610	$118,989	$122,945	$108,501
Federal funds sold	8,787	16,784	25,329	31,841	42,782
Investment securities	132,896	138,562	140,865	161,471	187,565
Gross loans less deferred fees and discounts	1,940,536	1,892,174	1,873,533	1,767,193	1,791,516
Allowance for credit losses	(18,722)	(18,329)	(18,096)	(17,942)	(17,989)
Loans, net of allowance for credit losses	1,921,813	1,873,845	1,855,437	1,749,251	1,773,527
Premises and equipment, net	50,145	49,445	49,765	50,268	50,337
Foreclosed assets held for sale, net	755	575	253	533	861
Bank owned life insurance	46,619	46,469	46,648	46,482	46,480
Goodwill and other intangible assets	12,012	12,392	12,767	13,149	13,546
Deferred tax asset	1,076	1,056	1,003	1,427	1,029
Other	41,153	38,049	40,399	37,041	37,883
Total Assets	$2,376,584	$2,328,789	$2,291,455	$2,214,408	$2,262,511

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Demand	942,633	973,678	913,986	928,958	926,886
Savings, NOW and money market	413,904	415,132	414,716	382,002	382,788
Time	516,635	503,408	487,032	469,674	541,574
Total deposits	1,873,172	1,892,217	1,815,734	1,780,634	1,851,248
Short-term borrowings	102,570	45,068	88,251	62,663	46,300
Long-term debt	73,247	73,181	78,587	100,097	102,209
Interest Payable	2,575	2,644	2,962	3,410	4,545
Other Liabilities	22,402	22,161	20,576	22,451	22,941
Total Liabilites	2,073,966	2,035,271	2,006,110	1,969,255	2,027,243

Shareholders’ Equity
Common stock	137	137	137	122	122
Additional paid-in capital	38,683	38,536	38,377	8,406	8,406
Retained earnings	264,515	255,670	247,505	237,366	227,900
Accumulated other comprehensive loss	(717)	(825)	(675)	(741)	(1,160)
Total Shareholders’ equity	302,618	293,518	285,344	245,153	235,268
Total liabilities and shareholders’ equity	$2,376,584	$2,328,789	$2,291,454	$2,214,408	$2,262,511

Statement of Operations (unaudited)	Table 3

	For the Three Months Ended					As of and for the Six Months Ended
(dollars in thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Interest and Dividend Income
Loans, including fees	$28,396	$27,675	$27,866	$28,074	$28,432	$56,071	$56,362
Debt securities-taxable	832	838	739	929	1,070	1,670	2,045
Debt securities-tax-exempt	109	114	114	102	116	223	226
Dividends on restricted stock	151	147	157	156	148	298	308
Interest-bearing deposits	666	689	1,082	760	1,093	1,355	2,684
Total interest and dividend income	30,154	29,463	29,958	30,021	30,859	59,617	61,625

Interest expense
Deposits	8,032	8,315	8,441	8,654	9,717	16,347	20,011
Short-term borrowings	40	47	18	55	44	87	75
Long-term debt	567	623	689	1,090	1,039	1,190	2,140

Total interest expense	8,639	8,985	9,148	9,799	10,800	17,624	22,226
Net interest income	21,515	20,478	20,810	20,222	20,059	41,993	39,399

Provision for credit losses	399	122	463	-	-	521	-
Net interest income after provision for credit losses	21,116	20,356	20,347	20,222	20,059	41,472	39,399

Noninterest Income
Customer service fees	774	781	779	735	674	1,555	1,329
Net gains on sales of premises and equipment	30	-	44	20	32	30	4
Net gains on sales of foreclosed assets	-	107	48	110	-	107	3
ATM fees	977	854	877	846	892	1,831	1,691
Increase in BOLI	315	312	342	306	336	627	644
Other	554	537	577	609	290	1,091	996

Total noninterest income	2,650	2,591	2,667	2,626	2,224	5,241	4,667

	For the Three Months Ended					As of and for the Six Months Ended
(dollars in thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Noninterest Expense
Salaries and employee benefits	$5,683	$5,716	$5,753	$5,729	$5,657	$11,399	$11,283
Occupancy	856	843	877	738	916	1,699	1,791
Data processing	1,099	1,101	1,068	1,103	1,151	2,200	2,358
Deposit insurance premiums	202	242	234	267	245	444	471
Professional fees	440	209	229	136	286	649	481
Depreciation and amortization	942	933	1,001	955	803	1,875	1,751
Other	1,650	1,440	1,461	1,624	1,667	3,090	3,171
Loss on retirement of debt	-	603	-	-	-	603	-

Total noninterest expense	10,872	11,087	10,623	10,552	10,725	21,959	21,306

Income before income taxes	12,894	11,860	12,391	12,296	11,558	24,754	22,760
Provision for income taxes	2,678	2,326	2,224	2,829	2,658	5,004	5,168
Net Income	10,216	9,534	10,167	9,467	8,900	19,750	17,592
Less: Net Income Attributable to Noncontrolling Interest	-	-	-	-	-	-	-
Net Income attributable to Commercial Bancgroup, Inc.	$10,216	$9,534	$10,167	$9,467	$8,900	$19,750	$17,592

QTD Average Balances and Yields/Rates (unaudited)	Table 4

	Three Months Ended
	June 30, 2026			March 31, 2026			December 31, 2025
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate

Interest Earning Assets
Gross loans, net of unearned income	$1,902,119	$28,396	6.0%	$1,883,103	$27,675	5.9%	$1,807,127	$27,866	6.2%
Investment securities	138,726	1,092	3.1%	140,223	1,099	3.1%	152,782	1,010	2.6%
Other interest-earning assets	77,015	666	3.5%	85,953	689	3.2%	116,517	1,082	3.7%
Total interest-earning assets	2,117,860	30,154	5.7%	2,109,279	29,463	5.6%	2,076,426	29,958	5.8%

Noninterest-earning assets:
Allowance for credit losses	(18,497)			(18,283)			(17,954)
Noninterest-earning assets	202,388			205,119			190,810

Total Assets	2,301,751			2,296,115			2,249,282

Interest-bearing liabilities:
Interest-bearing DDAs	540,531	2,501	1.9%	575,981	2,809	2.0%	518,495	2,647	2.0%
NOW, savings and MMDA deposits	417,468	1,415	1.4%	412,533	1,425	1.4%	427,419	1,585	1.5%
Time Deposits	494,379	4,116	3.3%	479,804	4,081	3.4%	475,972	4,209	3.5%
Federal Home Loan bank advances	60,270	452	3.0%	60,522	467	3.1%	60,781	444	2.9%
Other borrowings	18,050	155	3.4%	20,355	203	4.0%	24,953	263	4.2%
Total interest-bearing liabilities	1,530,698	8,639	2.3%	1,549,195	8,985	2.3%	1,507,620	9,148	2.4%

Noninterest bearing liabilites:
Noninterest bearing deposits	444,701			430,842			434,578
Other liabilities	28,723			27,593			47,299
Total noninterest bearing liabilities	473,424			458,435			481,877
Shareholders’ equity	297,631			288,485			259,785

Total liabilities and shareholders’s equity	2,301,753			2,296,115			2,249,282
Net interest income		21,515			20,478			20,810
Net interest spread			3.44%			3.27%			3.40%
Net interest margin			4.06%			3.88%			4.01%
Cost interest bearing deposits			1.69%			1.75%			1.82%
Cost of funds			1.75%			1.82%			1.88%

YTD Average Balances and Yields/Rates (unaudited)	Table 5

	Six Months Ended
	June 30, 2026			June 30, 2025
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate

Interest Earning Assets
Gross loans, net of unearned income	1,892,611	56,071	5.9%	1,795,846	56,362	6.3%
Investment securities	139,475	2,191	3.1%	186,623	2,579	2.8%
Other interest-earning assets	81,484	1,355	3.3%	128,525	2,684	4.2%
Total interest-earning assets	2,113,570	59,617	5.6%	2,110,994	61,625	5.8%

Noninterest-earning assets:
Allowance for credit losses	(18,390)			(18,242)
Noninterest-earning assets	203,754			176,107

Total Assets	2,298,934			2,268,859

Interest-bearing liabilities:
Interest-bearing DDAs	558,256	5,310	1.9%	552,539	6,277	2.3%
NOW, savings and MMDA deposits	415,001	2,840	1.4%	388,331	2,922	1.5%
Time Deposits	487,092	8,197	3.4%	557,517	10,813	3.9%
Federal Home Loan bank advances	60,396	919	3.0%	63,534	74	0.2%
Other borrowings	19,203	358	3.7%	44,774	2,140	9.6%
Total interest-bearing liabilities	1,539,948	17,624	2.3%	1,606,695	22,226	2.8%

Noninterest bearing liabilites:
Noninterest bearing deposits	437,772			401,935
Other liabilities	28,158			36,319
Total noninterest bearing liabilities	465,930			438,254
Shareholders’ equity	293,058			223,912
Total liabilities and shareholders’s equity	2,298,936			2,268,861
Net interest income		41,993			39,399
Net interest spread			3.35%			3.07%
Net interest margin			3.97%			3.73%

Cost of total deposits			1.72%			2.11%
Cost of total funding			1.78%			2.21%

Loan Data (unaudited)	Table 6

	As of Quarter Ended
	June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025		June 30, 2025
(dollars in thousands)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Real Estate Loans Commercial	$1,140,480	59%	$1,114,516	59%	$1,113,440	59%	$1,002,192	57%	$1,016,229	57%
Construction and land development	201,781	10%	195,189	10%	176,688	9%	201,399	11%	189,187	11%
Residential	387,142	20%	383,346	20%	377,943	20%	376,769	21%	376,442	21%
Other	18,336	1%	14,511	1%	14,824	1%	14,831	1%	15,290	1%
Commercial	179,935	9%	171,029	9%	174,248	9%	154,732	9%	178,832	10%
Consumer and other	19,535	1%	19,497	1%	22,867	1%	23,651	1%	22,408	1%
Total loans	1,947,209	100%	1,898,088	100%	1,880,010	100%	1,773,574	100%	1,798,388	100%
Deferred loan fees and discounts	6,673		5,914		6,477		6,381		6,872
Allowance for credit
Losses	18,722		18,329		18,096		17,942		17,989
Loans, net	1,921,813		1,873,845		1,855,437		1,749,251		1,773,527

Nonperforming Assets (unaudited)	Table 7

	As of the Quarter Ended
(dollars in thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025

Nonaccrual loans	$6,661	$5,861	$6,245	$5,390	$5,846
Past due loans 90 days and still accruing	-	-	-	-	6
Total nonperforming loans	6,661	5,861	6,245	5,390	5,852
Other real estate owned	755	575	253	533	861
Total nonperforming assets	$7,416	$6,436	$6,498	$5,923	$6,713

Allowance for credit losses	$18,722	$18,329	$18,096	$17,942	$17,989
Total loans outstanding at end of period net of deferred loan fees and discounts	$1,940,536	$1,892,174	$1,873,533	$1,767,193	$1,791,516

Nonperforming loans to total loans	0.34%	0.31%	0.33%	0.31%	0.33%
Nonperforming assets to total loans and OREO	0.38%	0.34%	0.35%	0.34%	0.37%
Allowance for credit losses to nonperforming loans	281%	313%	290%	333%	307%
Allowance for credit losses to total loans	0.96%	0.97%	0.97%	1.02%	1.00%
Nonaccrual loans to total assets	0.28%	0.25%	0.27%	0.24%	0.26%
Nonperforming assets to total assets	0.31%	0.28%	0.28%	0.27%	0.30%

Allowance for credit losses (unaudited)	Table 8

	As of and for the Three Months Ended					As of and for the Six Months Ended
(dollars in thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025

Average loans outstanding	$1,902,136	$1,883,103	$1,807,127	$1,767,379	$1,794,477	$1,892,611	$1,795,846
Total loans outstanding at end of period net of deferred loan fees and discounts	1,940,536	1,892,174	1,873,533	1,767,193	1,791,516	1,940,536	1,791,516
ACL balance, beginning of period	18,329	18,096	17,942	17,989	18,109	18,096	18,205
Charge-offs:
Commercial real estate	-	-	(284)	-	(18)	-	(18)
Construction and land development	-	-	-	-	-	-	-
Residential real estate	-	-	-	-	(121)	-	(121)
Commercial	-	-	(48)	-	-	-	(314)
Consumer and other	(18)	(15)	(13)	(186)	(34)	(33)	(51)
Total charge-offs	(18)	(15)	(345)	(186)	(173)	(33)	(504)

Recoveries:
Commercial real estate	-	114	-	108	33	114	43
Construction and land development	-	-	-	-	-	-	202
Residential real estate	1	-	20	26	2	1	18
Commercial	1	1	7	1	3	2	3
Consumer and other	5	11	56	4	15	16	22
Total recoveries	7	126	83	139	53	133	288

Net (charge-offs) recoveries	(11)	111	(262)	(47)	(120)	100	(216)
Provision for credit losses	404	122	416	-	-	526	-
ACL balance at end of period	$18,722	$18,329	$18,096	$17,942	$17,989	$18,722	$17,989
Ratio of allowance to end of period loans	0.96%	0.97%	0.97%	1.02%	1.00%	0.96%	1.00%
Ratio of net (charge-offs) recoveries to average loans	0.00%	0.01%	-0.01%	0.00%	-0.01%	0.01%	-0.01%

Loan Risk Ratings (unaudited)	Table 9

	As of the Quarter Ended
(dollars in thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025

Real Estate Loans
Commercial
Pass	$1,131,324	$1,105,529	$1,104,532	$999,788	$1,012,190
Special mention	8,835	8,897	8,814	1,776	2,515
Substandard	321	90	94	628	1,524
Total Commercial	$1,140,480	$1,114,516	$1,113,440	$1,002,192	$1,016,229
Construction and land development
Pass	$201,389	$194,983	$176,014	$201,363	$189,149
Special mention	359	171	78	-	-
Substandard	32	35	596	36	38
Total Construction and land development	$201,781	$195,189	$176,688	$201,399	$189,187
Residential
Pass	$380,157	$377,179	$371,583	$371,226	$371,353
Special mention	631	545	833	838	849
Substandard	6,354	5,622	5,527	4,705	4,240
Total Residential	$387,142	$383,346	$377,943	$376,769	$376,442
Other
Pass	$18,336	$14,511	$14,824	$14,831	$15,290
Special mention	-	-	-	-	-
Substandard	-	-	-	-	-
Total Other	$18,336	$14,511	$14,824	$14,831	$15,290
Commercial
Pass	$179,002	$170,093	$173,324	$153,819	$177,969
Special mention	685	701	793	733	747
Substandard	248	235	131	180	116
Total Commercial	$179,934	$171,029	$174,248	$154,732	$178,832
Consumer and Other
Pass	$19,423	$19,399	$22,768	$23,616	$22,367
Special mention	34	44	21	5	6
Substandard	78	54	79	30	36
Total Consumer	$19,535	$19,497	$22,868	$23,651	$22,409
Total loans
Pass	$1,929,632	$1,881,694	$1,863,045	$1,764,643	$1,788,318
Special mention	10,543	10,358	10,539	3,352	4,117
Substandard	7,034	6,036	6,427	5,579	5,954
Total Gross loans	$1,947,209	$1,898,088	$1,880,011	$1,773,574	$1,798,389

Non-GAAP Financial Measures

This press release contains certain financial measure(s) that are not financial measure(s) recognized under generally accepted accounting principles in the U.S. (“GAAP”) and, therefore, are considered non-GAAP financial measure(s) and should be read along with the accompanying reconciliation of non-GAAP financial measure(s) to GAAP financial measure(s). We use non-GAAP financial measures, certain of which are included in this press release, both to explain our operating results to shareholders and the investment community and to evaluate, analyze, and manage our business. We believe that these non-GAAP financial measures provide a better understanding of ongoing operations, enhance the comparability of results across periods, and enable investors to better understand our performance. Our management believes that the “core” metrics described below and used in this press release assist users of the Company’s financial statements with their financial analysis period-over-period as they exclude certain non-recurring items. However, non-GAAP financial measures should not be considered in isolation and should be considered supplemental in nature and not as a substitute for or superior to the most directly comparable or other financial measures calculated in accordance with GAAP. Additionally, the manner in which the non-GAAP financial measure(s) contained in this press release are calculated may differ from the manner in which measures with similar names are calculated by other companies. You should understand how other companies calculate their financial measures similar to, or with names similar to, the non-GAAP financial measure(s) contained in this press release when comparing such financial measures.

The non-GAAP financial measures in this press release include the following:

●	Core deposits. We calculate core deposits by excluding jumbo time deposits (deposits greater than or equal to $250,000) from total deposits.

●	Core net income. We define core net income as net income plus non-recurring expenses, net of the related tax effect of non-recurring expenses.

●	Core net income per share. We define core net income per share as core net income divided by weighted average common shares outstanding.

●	Core ROAA. We define core ROAA as core net income divided by average assets, with average assets based upon the average daily balance of total assets in each period.

●	Core return on average tangible common equity. We define core return on average tangible common equity as core net income divided by total average shareholders’ equity less average intangible assets (goodwill and core deposit intangibles).

●	Pre-tax pre-provision net income. We define pre-tax pre-provision net income as pre-tax net income plus provision for loan and lease losses.

●	Core efficiency ratio. We define core efficiency ratio as noninterest expenses (less non-recurring expenses), divided by operating revenue (net interest plus total noninterest income). This ratio is an indicator used by our management to assess operating efficiencies and is intended to demonstrate how efficiently our management is controlling expenses relative to generating revenues on our core activities.

●	Pre-tax, pre-provision ROAA. We define pre-tax, pre-provision ROAA as pre-tax, pre-provision net income divided by average assets calculated based upon the average daily balance of total assets in each year.

●	Tangible assets. We define tangible assets as total assets less goodwill and other intangible assets.

●	Return on average tangible common equity ROATCE. We define return on average tangible common equity ROATC as net income divided by average common equity calculated based as total average shareholders’ equity less average intangible assets net of tax benefit.

●	Tangible book value per share. We define tangible book value per share as our tangible common equity, which is shareholders’ equity reduced by goodwill and other intangible assets, divided by diluted weighted average shares outstanding.

●	Tangible common equity to tangible assets. We define tangible common equity to tangible assets as tangible common equity divided by tangible assets calculated based as total assets net of intangible assets.

The following table provides a reconciliation of the above non-GAAP financial measures to their most directly comparable financial measure presented in accordance with GAAP.

Non-GAAP Reconciliations (unaudited)

	As of and for the Three Months Ended					As of and for the Six Months Ended
(dollars in thousands, except per share data)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025

Pre-Tax Pre-Provision Net Income:
Pre-tax income	$12,894	$11,860	$12,391	$12,296	$11,558	$24,754	$22,760
Add: provision for loan and lease losses	399	122	463	-	-	521	-
Pre-tax pre-provision net income	$13,293	$11,982	$12,854	$12,296	$11,558	$25,275	$22,760
Tangible Common Equity:
Shareholders’ equity	$302,618	$293,518	$285,344	$245,153	$235,268	302,618	235,268
Less: non controlling interest							-
Less: goodwill	8,511	8,511	8,511	8,511	8,511	8,511	8,511
Less: core deposit intangible (net of tax benefit)	2,594	2,875	3,164	3,448	3,744	2,594	3,744
Tangible common equity	$291,513	$282,132	$273,669	$233,194	$223,013	$291,513	$223,013
Return on Average Tangible Common Equity:
Total average shareholders’ equity	$297,631	$288,485	$259,784	$239,473	$227,883	$293,058	$223,912
Less: average intangible assets (net of tax benefit)	11,105	11,386	11,767	11,980	11,997	$11,245	13,497
Less: average non controlling interest	-	-	-	-	-	-	2,701
Average common tangible equity	286,526	277,099	248,017	227,493	215,886	281,813	207,714
Net income to shareholders	10,216	9,534	10,167	9,467	8,900	19,750	17,592
Return on average common tangible equity	14.26%	13.76%	16.40%	16.65%	16.49%	14.02%	16.94%
Tangible Book Value per Share:
Tangible common equity	$291,513	$282,132	$273,669	$233,194	$223,013	$291,513	$223,013
Shares of common stock outstanding (weighted average)	13,700,296	13,697,987	13,697,987	12,239,644	12,239,644	13,699,148	12,188,624
Tangible book value per share, reported	$21.28	$20.60	$19.98	$19.05	$18.22	$21.28	$18.22

		As of and for the Three Months Ended				As of and for the Six Months Ended
(dollars in thousands, except per share data)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025

Tangible Common Equity to Tangible Assets:
Tangible common equity	$291,513	$282,132	$273,669	$233,194	$223,013	$291,513	$223,013
Total assets	2,376,584	2,328,789	2,291,455	2,214,408	2,262,511	2,376,584	2,262,511
Less: intangible assets	12,012	12,392	12,767	13,149	13,546	12,012	13,546
Tangible assets	2,364,572	2,316,397	2,278,688	2,201,258	2,248,965	2,364,572	2,248,965
Tangible common equity to tangible assets	12.33%	12.18%	12.01%	10.59%	9.92%	12.33%	9.92%
Core Deposits:
Total Deposits	$1,873,172	$1,892,217	$1,815,734	$1,780,634	$1,851,248	$1,873,172	1,851,248
Less: Time deposits greater than $250,000	107,910	105,717	103,833	101,767	97,844	107,910	97,844
Less: Brokered deposits	55,375	41,533	47,970	47,970	125,223	55,375	125,223
Core deposits	$1,709,887	$1,744,967	$1,663,931	$1,630,897	$1,628,181	$1,709,887	$1,628,181
Core Net Income:
Net income	$10,216	$9,534	$10,167	$9,467	$8,900	$19,750	$17,592
Add: Non-recurring Expense	-	603	-	-	302	603	309
Less: tax effect	-	(133)	-	-	(76)	(133)	(78)
Core net income	$10,216	$10,004	$10,167	$9,467	$9,126	$20,220	17,823
Core Net Income per Share:
Core net income	$10,216	$10,004	$10,167	$9,467	$9,126	$20,220	$17,823
Weighted average common shares outstanding	13,700,296	13,697,987	13,697,987	12,239,644	12,239,644	13,699,148	12,188,624
Core net income per share	$0.75	$0.73	$0.74	$0.77	$0.75	$1.48	$1.46
Core Return on Average Assets:
Core net income	$10,216	$10,004	$10,167	$9,467	$9,126	$20,220	$17,823
Average assets	2,301,752	2,296,115	2,249,282	2,170,869	2,248,134	2,298,934	2,268,859
Core return on average assets	1.78%	1.74%	1.81%	1.74%	1.62%	1.76%	1.57%
Core Return on Average Tangible Common Equity:
Average tangible common equity	$286,526	$277,099	$248,017	$227,493	$215,886	$281,813	$207,714
Core net income	10,216	10,004	10,167	9,467	9,126	20,220	17,823
Core return on average tangible common equity	14.26%	14.44%	16.40%	16.65%	16.91%	14.35%	17.16%
Core Efficiency Ratio:
Add: net interest income	$21,515	$20,478	$20,810	$20,222	$20,059	$41,993	$39,399
Add: non interest income	2,650	2,591	2,667	2,626	2,224	5,241	4,667
Operating revenue	$24,165	$23,069	$23,477	$22,848	$22,283	$47,234	44,066
Total noninterest expenses	10,872	11,087	10,623	10,552	10,725	21,959	21,306
Less: non-recurring expenses	-	603	-	-	302	603	309
Core noninterest expenses	10,872	10,484	10,623	10,552	10,423	21,356	20,997
Core efficiency ratio	44.99%	45.45%	45.25%	46.18%	46.78%	45.21%	47.65%
Efficiency ratio	44.99%	48.06%	45.25%	46.18%	48.13%	46.49%	48.35%

Contacts

Philip J. Metheny

Sr. Executive Vice President, Chief Financial Officer

Commercial Bancgroup, Inc.

ir@cbtn.com

423-869-5151

Roger Mobley

Executive Vice President, Chief Financial Officer

Commercial Bank

ir@cbtn.com

704-648-0185

Source

Commercial Bancgroup, Inc.